                                                     EXHIBIT 24

                       POWER OF ATTORNEY
                       _________________
     (S-8 Registration Statement for Stock Incentive Plan)

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint JEROME J. MEYER, CARL W. NEUN AND JOHN
P. KARALIS, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of Common Shares of Tektronix, Inc. issuable pursuant to the Stock Incentive Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: March 15, 1995
                                   JEROME J. MEYER
                                   ____________________________

                                   A. GARY AMES
                                   ____________________________

                                   PAUL E. BRAGDON
                                   ____________________________

                                   PAUL C. ELY, JR.
                                   ____________________________

                                   A.M. GLEASON
                                   ____________________________

                                   WAYLAND R. HICKS
                                   ____________________________

                                   KEITH R. McKENNON
                                   ____________________________

                                   MERRILL A. McPEAK
                                   ____________________________

                                   JEAN VOLLUM
                                   ____________________________

                                   WILLIAM D. WALKER
                                   ____________________________